UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2026

KEYSIGHT TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36334	46-4254555
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1400 Fountaingrove Parkway		95403
Santa Rosa	CA
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (800) 829-4444

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	KEYS	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Effective August 26, 2026, the Board of Directors (the “Board”) of Keysight Technologies, Inc. (the “Company”), following the recommendations of the Nominating and Corporate Governance Committee, approved an increase in the size of the Board from ten (10) to eleven (11) members and appointed Scott Reese to fill the vacancy arising from the increase in the size of the Board. Mr. Reese will serve as a Class I director with a term expiring at the 2027 Annual Meeting of the Stockholders. Mr. Reese will also serve on the Audit and Finance and Nominating and Corporate Governance Committees of the Board. The Board has determined that Mr. Reese meets the independence standards adopted by the Board in compliance with the New York Stock Exchange rules and Item 407(a) of Regulation S-K of the Securities Act of 1933, as amended (the “Securities Act”).
Mr. Reese, age 53, has extensive experience in software product development, strategy and design and previously served as President and Chief Executive Officer of GE Vernova Electrification Software. Prior to that, Mr. Reese held progressively senior positions during nearly two decades at Autodesk, bringing expertise in cloud platforms, cybersecurity and simulation solutions to the Board. Mr. Reese earned a Bachelor of Science degree in Computer Information Systems and a Master of Business Administration, both from Indiana Wesleyan University.
Mr. Reese will receive one-half of the standard annual compensation of cash and stock for the plan year ending February 28, 2027 in accordance with the Company’s director compensation program. In connection with this appointment, the Company and Mr. Reese will enter into the Company’s standard form of indemnification agreement.
There are no arrangements or understandings between Mr. Reese and any other person pursuant to which Mr. Reese was elected as a director. There are no transactions in which Mr. Reese has an interest requiring disclosure under Item 404(a) of Regulation S-K of the Securities Act.
The Company issued a press release on August 26, 2026 announcing the appointment of Mr. Reese to the Board. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
The following is furnished as an exhibit to this report and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended:

Exhibit No.	Description
99.1	Press Release dated August 26, 2026 announcing new Board member
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEYSIGHT TECHNOLOGIES, INC.

	By:	/s/ Jeffrey K. Li
	Name:	Jeffrey K. Li
	Title:	Senior Vice President, General Counsel and
Secretary

Date: August 26, 2026

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